UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018
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PHILLIPS EDISON GROCERY CENTER REIT III, INC.
(Exact name of registrant as specified in its charter)
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Maryland	333-217924	32-0499883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01.   Entry into a Material Definitive Agreement.

On November 2, 2018, Phillips Edison Grocery Center REIT III, Inc. (the “Company”) through its direct and indirect subsidiary, Phillips Edison Grocery Center Operating Partnership III, L.P. (“Contributor”), entered into a Contribution Agreement (the "Contribution Agreement") with The Northwestern Mutual Life Insurance Company (“Investor Member”), pursuant to which (i) Contributor will contribute all of its ownership interests in three grocery-anchored shopping center properties (the “Properties”) to a joint venture entity (the “Joint Venture”) that will be formed between Investor Member and an indirect wholly owned subsidiary of the Company in exchange for approximately $42 million in cash and a 10% ownership stake in the Joint Venture and (ii) Investor Member will make an initial capital contribution to the Joint Venture equal to approximately $42 million in cash in exchange for a 90% ownership stake in the Joint Venture (together, the "Transaction").

The Properties to be contributed are Albertville Crossing in Albertville, Minnesota; St. Cloud Station in Saint Cloud, Florida; and Rolling Meadows Station in Rolling Meadows, Illinois. The Properties were valued by the parties at their original cost to the Company plus acquisition fees and expenses, leasing commissions, tenant improvements and other capital expenditures.

The Contribution Agreement includes customary representations and warranties of Contributor relating to, among other things: (i) the tenant leases at the Properties, (ii) environmental matters, (iii) existing contracts affecting the Properties, (iv) existing debt affecting the Properties, (v) compliance with laws, including any applicable zoning ordinances, (vi) the state of title to the Properties, and (vii) financial statements of the Properties. Contributor’s representations and warranties will survive for a period of 180 days following the closing of the Transaction. The Contribution Agreement contains an "as is" disclaimer whereby Investor Member agrees that the Properties are sold on an "as is," "where is," and "with all faults" basis without representations, warranties or covenants, express or implied, of any kind.

The Transaction is expected to close on or before November 9, 2018 but could be delayed if agreed to by the parties. The Transaction is subject to various customary closing conditions as well as the consummation of another joint venture between Investor Member and affiliates of Phillips Edison & Company, Inc. For additional information relating to the Transaction, please see Item 8.01 below.

Item 8.01.   Other Events.

Property Management and Services Agreements

The member of the Joint Venture through which the Company will hold its interest will serve as the manager of the Joint Venture but will not receive any fees in connection with that role. Affiliates of the Company’s advisor will serve as the leasing agent, property manager, and asset manager for the Joint Venture and will earn asset management, property management, construction management, and leasing fees from the Joint Venture that are market-based.

Limited Liability Company Agreement

The limited liability company agreement governing the Joint Venture (the “JV Agreement”) will be entered into at closing of the Transaction. It is expected that all major decisions with respect to the Joint Venture will have to be approved by both members of the Joint Venture. In the event of a deadlock with respect to a major decision, but only after the second anniversary of the closing date of the Transaction, the parties would be able to initiate a buy/sell process whereby one party would set the value of the Joint Venture and the other party would determine whether to purchase the other party’s interest based on such valuation or to sell to the other party based on such valuation. It is also expected that, after the second anniversary of the closing date of the Transaction, the buy/sell process could be initiated in the event of the termination of the leasing and property management agreements referenced above or upon a default by a member. The JV Agreement is also expected to include restrictions on the ability of the members to transfer their interests in the Joint Venture.

Amendment to Advisory Agreement

In connection with the Transaction, the Company’s board of directors approved an amendment to the Company’s advisory agreement with PECO-Griffin REIT Advisor, LLC, the Company’s external advisor, which amendment is expected to be signed upon the closing of the Transaction. The amendment would provide that (i) no disposition fee will be paid by the Company to its external advisor in connection with the Company’s contribution of the Properties to the Joint Venture, (ii) any future disposition by the Joint Venture of any property will entitle the Company’s advisor to a disposition fee based on the Company’s pro rata ownership interest in the Joint Venture (as opposed to a fee based on the full value of the properties disposed of by the Joint Venture), and (iii) the asset management fee payable to the advisor by the Company under the Company’s advisory agreement will exclude the value of the Company’s interest in the Joint Venture (thereby ensuring that the asset management fee relating to the Properties is solely set forth in the agreements related to the Joint Venture).

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company reflecting the Transaction as of and for the six months ended June 30, 2018, and for the year ended December 31, 2017, are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of PECO III

Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “will,” “would,” “expected,” or similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Contribution Agreement, the amendment to our advisory agreement, the JV Agreement and the Transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Contribution Agreement, including the failure to satisfy all closing conditions and the inability to complete the Transaction or failure to satisfy other conditions to the closing of the Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT III, INC.

Dated: November 5, 2018	By:	/s/ Jennifer L. Robison
Senior Vice President and Chief Accounting Officer